UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	November 30

Date of reporting period:	February 28, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET

INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

FORM N-Q

FEBRUARY 28, 2011

Schedule of investments (unaudited)

February 28, 2011

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES — 92.3%
CONSUMER DISCRETIONARY — 8.8%
Automobiles — 0.6%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	$1,000,000	$1,263,957
Hotels, Restaurants & Leisure — 0.8%
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,250,000	1,425,000
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	320,000	379,600
Total Hotels, Restaurants & Leisure				1,804,600
Media — 6.9%
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	2,610,612
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,635,837
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,250,000	1,360,937
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	1,000,000	1,080,000	(a)
News America Inc., Senior Notes	6.650%	11/15/37	2,400,000	2,580,914
Omnicom Group Inc., Notes	6.250%	7/15/19	1,760,000	1,964,208
Time Warner Cable Inc., Debentures	7.300%	7/1/38	500,000	565,088
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,100,000	1,390,144
United Business Media Ltd., Notes	5.750%	11/3/20	300,000	286,385	(a)
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	1,000,000	1,095,000	(a)
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,000,000	1,165,002
Total Media				15,734,127
Textiles, Apparel & Luxury Goods — 0.5%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,000,000	1,130,000
TOTAL CONSUMER DISCRETIONARY				19,932,684
CONSUMER STAPLES — 4.6%
Beverages — 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	7.750%	1/15/19	1,000,000	1,241,637	(a)
Food & Staples Retailing — 0.7%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	600,000	696,651
Safeway Inc., Senior Notes	6.250%	3/15/14	875,000	969,319
Total Food & Staples Retailing				1,665,970
Food Products — 1.2%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,030,000	1,097,631
Ralcorp Holdings Inc., Senior Secured Notes	4.950%	8/15/20	600,000	597,522
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	801,000	949,185
Total Food Products				2,644,338
Tobacco — 2.2%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,000,000	1,300,885
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	540,000	606,425
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	560,000	595,917
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	2,000,000	2,379,094
Total Tobacco				4,882,321
TOTAL CONSUMER STAPLES				10,434,266
ENERGY — 12.1%
Energy Equipment & Services — 0.2%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	420,000	402,138
Oil, Gas & Consumable Fuels — 11.9%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	600,000	658,771
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	80,000	89,288
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	770,000	778,182
Apache Corp., Senior Notes	5.100%	9/1/40	140,000	130,428
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	152,338
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	1,747,257
DCP Midstream LLC, Senior Notes	9.750%	3/15/19	1,000,000	1,296,498	(a)
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	1,080,000	1,394,361
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	2,000,000	2,411,682
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	946,806
EOG Resources Inc., Senior Notes	4.100%	2/1/21	270,000	261,663
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,760,962

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels — cont’d
Hess Corp., Notes	7.875%	10/1/29	$440,000	$543,251
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	533,337
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,320,000	1,483,665
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	800,000	883,976
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	677,232
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,000,000	1,001,875
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,109,000	1,156,297
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,200,000	1,234,014
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	250,000	251,250
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,000,000	1,172,500
Shell International Finance BV, Senior Notes	6.375%	12/15/38	1,500,000	1,717,363
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	870,000	949,431	(a)
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	893,216
Williams Cos. Inc., Notes	7.875%	9/1/21	1,490,000	1,865,830
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	100,000	119,368
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	240,000	312,222
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	479,851
Total Oil, Gas & Consumable Fuels				26,902,914
TOTAL ENERGY				27,305,052
FINANCIALS — 34.8%
Capital Markets — 8.1%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,570,000	1,852,310
Credit Suisse New York, Senior Notes	5.300%	8/13/19	560,000	591,298
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,620,472
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	590,260
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	470,000	483,748
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	2,603,879
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	990,000	1,115,350
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,750,000	1,937,280
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	1,978,965
Morgan Stanley, Senior Notes	5.500%	7/24/20	200,000	202,457
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	1,470,000	1,511,038
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	790,000	798,814
Total Capital Markets				18,285,871
Commercial Banks — 6.4%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	240,000	244,800	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	250,000	253,125	(a)
BNP Paribas, Senior Notes	5.000%	1/15/21	560,000	566,153
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	110,000	114,453	(a)
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	1,350,000	1,406,363	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	1,430,000	1,482,481
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,199,566
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	120,000	119,773
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	740,000	732,607
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	100,000	103,755
Santander US Debt SA Unipersonal, Senior Notes	2.485%	1/18/13	600,000	588,890	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000	674,527	(a)
Svenska Handelsbanken AB, Senior Notes	4.875%	6/10/14	2,100,000	2,248,806	(a)
Wachovia Corp., Senior Notes	5.750%	2/1/18	4,400,000	4,899,294
Total Commercial Banks				14,634,593
Consumer Finance — 3.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,500,000	1,693,125
American Express Co., Senior Notes	8.125%	5/20/19	2,760,000	3,456,365
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	1,620,000	1,697,894	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,850,000	1,966,491
Total Consumer Finance				8,813,875
Diversified Financial Services — 10.6%
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	3,231,999

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services — cont’d
Bank of America Corp., Senior Notes	5.625%	7/1/20	$240,000	$250,102
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	680,000	718,674
Citigroup Inc., Senior Notes	6.000%	12/13/13	550,000	601,944
Citigroup Inc., Senior Notes	6.375%	8/12/14	300,000	334,992
Citigroup Inc., Senior Notes	6.000%	8/15/17	2,250,000	2,468,880
Citigroup Inc., Senior Notes	8.500%	5/22/19	500,000	621,362
Citigroup Inc., Senior Notes	6.875%	3/5/38	3,000,000	3,316,563
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,350,000	1,717,586
General Electric Capital Corp., Notes	5.300%	2/11/21	660,000	679,340
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	790,000	874,980
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	370,000	360,088
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	1,650,000	1,644,182
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,540,000	2,885,900
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.750%	6/15/11	500,000	505,250
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	810,000	927,450
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	367,538
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	130,000	140,855	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	670,000	728,625	(a)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,672,069
Total Diversified Financial Services				24,048,379
Insurance — 4.4%
ACE INA Holdings Inc., Senior Notes	5.600%	5/15/15	1,300,000	1,439,559
American International Group Inc., Senior Notes	6.400%	12/15/20	1,500,000	1,629,444
Chubb Corp., Senior Notes	5.750%	5/15/18	600,000	673,554
Chubb Corp., Senior Notes	6.500%	5/15/38	600,000	678,093
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	320,633
ING Capital Funding Trust III, Junior Subordinated Bonds	3.903%	6/30/11	410,000	395,326	(b)(c)
MetLife Inc., Senior Notes	6.817%	8/15/18	1,500,000	1,763,055
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	621,623	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	1,050,000	1,212,282	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	438,148
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	860,000	839,325
Total Insurance				10,011,042
Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	580,000	664,301	(a)
Thrifts & Mortgage Finance — 1.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	2,300,000	2,425,890
TOTAL FINANCIALS				78,883,951
HEALTH CARE — 5.8%
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,000,000	1,123,750	(d)
Health Care Providers & Services — 3.3%
AmerisourceBergen Corp., Senior Notes	4.875%	11/15/19	440,000	453,821
Humana Inc., Senior Notes	6.450%	6/1/16	1,000,000	1,104,731
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,141,293
McKesson Corp., Senior Notes	4.750%	3/1/21	650,000	660,601
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,000,000	1,180,000
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	1,300,000	1,383,845
WellPoint Inc., Notes	5.250%	1/15/16	1,200,000	1,317,662
WellPoint Inc., Senior Notes	4.350%	8/15/20	140,000	140,051
Total Health Care Providers & Services				7,382,004
Pharmaceuticals — 2.0%
GlaxoSmithKline Capital Inc., Senior Bonds	5.650%	5/15/18	1,075,000	1,215,391
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	704,258
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	1,100,000	1,258,567	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pharmaceuticals — cont’d
Wyeth, Notes	5.950%	4/1/37	$1,300,000	$1,409,895
Total Pharmaceuticals				4,588,111
TOTAL HEALTH CARE				13,093,865
INDUSTRIALS — 3.7%
Aerospace & Defense — 0.4%
L-3 Communications Corp., Senior Notes	5.200%	10/15/19	380,000	397,729
L-3 Communications Corp., Senior Subordinated Notes	5.875%	1/15/15	100,000	102,200
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	460,000	477,250
Total Aerospace & Defense				977,179
Air Freight & Logistics — 0.3%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	795,686
Airlines — 1.0%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	180,474	191,302
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	787,623	870,324
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	527,152	593,045
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	230,713	265,897
United Airlines, Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	207,747	240,987
Total Airlines				2,161,555
Commercial Services & Supplies — 1.7%
Avery Dennison Corp., Senior Notes	5.375%	4/15/20	420,000	438,428
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	238,867
Republic Services Inc., Senior Notes	5.000%	3/1/20	490,000	511,680
Republic Services Inc., Senior Notes	5.250%	11/15/21	580,000	612,089
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	1,000,000	1,155,000	(a)
Waste Management Inc., Senior Notes	4.600%	3/1/21	800,000	806,053
Total Commercial Services & Supplies				3,762,117
Road & Rail — 0.3%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	650,000	796,250
TOTAL INDUSTRIALS				8,492,787
INFORMATION TECHNOLOGY — 0.7%
Electronic Equipment, Instruments & Components — 0.3%
Corning Inc., Senior Notes	5.750%	8/15/40	630,000	630,422
IT Services — 0.2%
Mantech International Corp., Senior Notes	7.250%	4/15/18	540,000	567,000
Semiconductors & Semiconductor Equipment — 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	360,000	398,086
TOTAL INFORMATION TECHNOLOGY				1,595,508
MATERIALS — 6.3%
Chemicals — 0.3%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.625%	12/1/40	530,000	539,206
Containers & Packaging — 0.7%
Ball Corp., Senior Notes	6.625%	3/15/18	180,000	186,075
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	1,300,000	1,332,500
Total Containers & Packaging				1,518,575
Metals & Mining — 4.1%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	2,770,000	3,078,401
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,647,710
Southern Copper Corp., Senior Notes	5.375%	4/16/20	260,000	268,278
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,100,000	2,260,562
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	1,000,000	1,111,801	(a)
Total Metals & Mining				9,366,752

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Paper & Forest Products — 1.2%
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	$500,000	$501,250
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,030,000	1,191,342	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	1,000,000	1,107,500
Total Paper & Forest Products				2,800,092
TOTAL MATERIALS				14,224,625
TELECOMMUNICATION SERVICES — 8.7%
Diversified Telecommunication Services — 6.5%
AT&T Inc., Global Notes	5.600%	5/15/18	2,000,000	2,212,976
AT&T Inc., Global Notes	6.550%	2/15/39	650,000	694,912
British Telecommunications PLC, Bonds	9.875%	12/15/30	2,000,000	2,780,382
Deutsche Telekom International Finance BV, Bonds	8.750%	6/15/30	800,000	1,052,034
Embarq Corp., Notes	7.995%	6/1/36	1,500,000	1,709,642
France Telecom SA, Senior Notes	5.375%	7/8/19	1,000,000	1,105,003
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	1,000,000	1,296,837
Qwest Corp., Senior Notes	7.875%	9/1/11	500,000	516,875
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	1,000,000	1,036,616
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	1,220,000	1,216,834
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	410,000	442,600
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	430,000	601,390
Total Diversified Telecommunication Services				14,666,101
Wireless Telecommunication Services — 2.2%
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	2,000,000	2,595,988
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	1,000,000	1,186,690
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,250,000	1,306,250
Total Wireless Telecommunication Services				5,088,928
TOTAL TELECOMMUNICATION SERVICES				19,755,029
UTILITIES — 6.8%
Electric Utilities — 5.2%
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	669,955
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	663,665
FirstEnergy Corp., Notes	7.375%	11/15/31	2,230,000	2,437,919
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,030,000	1,122,700	(a)
MidAmerican Energy Holdings Co., Bonds	6.125%	4/1/36	1,000,000	1,062,529
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	1,000,000	1,127,325
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	800,000	1,037,230
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	820,000	848,607
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,000,000	2,140,000
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	726,673
Total Electric Utilities				11,836,603
Gas Utilities — 0.8%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	1,500,000	1,802,188
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000	1,210,000
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	500,000	643,955
TOTAL UTILITIES				15,492,746
TOTAL CORPORATE BONDS & NOTES (Cost — $189,752,220)				209,210,513
COLLATERALIZED SENIOR LOANS — 3.4%
CONSUMER DISCRETIONARY — 1.0%
Diversified Consumer Services — 0.4%
Thomson Learning, Term Loan B	2.550%	7/3/14	984,733	950,329	(e)
Hotels, Restaurants & Leisure — 0.6%
Venetian Macau, Term Loan B	4.790%	5/25/12	453,853	455,459	(e)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Hotels, Restaurants & Leisure — cont’d
Venetian Macau, Term Loan B	4.790%	5/27/13	$785,737	$788,518	(e)
Total Hotels, Restaurants & Leisure				1,243,977
TOTAL CONSUMER DISCRETIONARY				2,194,306
FINANCIALS — 0.4%
Diversified Financial Services — 0.4%
CCM Merger Inc., Term Loan B	8.500%	7/13/12	948,244	962,764	(e)
HEALTH CARE — 0.4%
Health Care Equipment & Supplies — 0.4%
Fenwal Inc., Term Loan	2.544%	2/28/14	841,224	794,956	(e)
Fenwal Inc., Term Loan	2.544%	2/28/14	144,210	136,278	(e)
TOTAL HEALTH CARE				931,234
INDUSTRIALS — 0.9%
Airlines — 0.5%
Delta Air Lines Inc., Credit-Linked Deposit Facility	2.198 - 2.264%	4/30/12	989,796	987,013	(e)
Commercial Services & Supplies — 0.4%
Nielsen Finance LLC, Term Loan	4.014%	5/2/16	982,563	983,436	(e)
TOTAL INDUSTRIALS				1,970,449
INFORMATION TECHNOLOGY — 0.4%
IT Services — 0.4%
First Data Corp., Term Loan B2	3.012%	9/24/14	945,984	898,148	(e)
UTILITIES — 0.3%
Independent Power Producers & Energy Traders — 0.3%
Energy Future Holdings, Term Loan B3	3.764 - 3.803%	10/10/14	982,234	828,514	(e)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $7,131,643)				7,785,415
SOVEREIGN BONDS — 0.9%
Russia — 0.9%
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000	1,147,600	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	895,000	1,037,305	(a)
TOTAL SOVEREIGN BONDS (Cost — $1,910,693)				2,184,905
MUNICIPAL BONDS — 0.5%
Illinois — 0.5%
Illinois State, GO	5.665%	3/1/18	530,000	531,664
Illinois State, GO	5.877%	3/1/19	530,000	531,908
TOTAL MUNICIPAL BONDS (Cost — $1,060,000)				1,063,572

			SHARES
PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		7,725	220,703
Diversified Financial Services — 0.5%
Citigroup Capital XIII	7.875%		39,950	1,080,648	(b)
TOTAL PREFERRED STOCKS (Cost — $1,242,968)				1,301,351
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $201,097,524)				221,545,756

			FACE AMOUNT
SHORT-TERM INVESTMENTS — 1.3%
U.S. Government Agencies — 0.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $287,869)	0.200 - 0.240%	5/9/11	$288,000	287,950	(f)(g)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Repurchase Agreements — 1.2%
Goldman Sachs & Co., repurchase agreement dated 2/28/11; Proceeds at maturity - $2,600,013; (Fully collateralized by U.S. government agency obligations, 0.850% due 2/8/13; Market value-$2,656,675) (Cost - $2,600,000)	0.180%	3/1/11	$2,600,000	$2,600,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $2,887,869)				2,887,950
TOTAL INVESTMENTS — 99.0% (Cost — $203,985,393#)				224,433,706
Other Assets in Excess of Liabilities — 1.0%				2,201,559
TOTAL NET ASSETS — 100.0%				$226,635,265

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	Security has no maturity date. The date shown represents the next call date.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(f)	Rate shown represents yield-to-maturity.
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
	GO	- General Obligation

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$209,210,513	—	$209,210,513
Collateralized senior loans	—	7,785,415	—	7,785,415
Sovereign bonds	—	2,184,905	—	2,184,905
Municipal bonds	—	1,063,572	—	1,063,572
Preferred stocks	$1,301,351	—	—	1,301,351
Total long-term investments	$1,301,351	$220,244,405	—	$221,545,756
Short-term investments†	—	2,887,950	—	2,887,950
Total investments	$1,301,351	$223,132,355	—	$224,433,706
Other financial instruments:
Futures contracts	$4,871	$—	—	$4,871
Total	$1,306,222	$223,132,355	—	$224,438,577

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$116,944	—	—	$116,944

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to schedule of investments (unaudited) (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Credit and Market Risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 28, 2011, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security Transactions. Security transactions are accounted for on a trade date basis.

2.  Investments

At February 28, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,520,669
Gross unrealized depreciation	(72,356)
Net unrealized appreciation	$20,448,313

Notes to schedule of investments (unaudited) (cont’d)

At February 28, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury 5-Year Notes	18	6/11	$2,100,004	$2,104,875	$4,871
Contracts to Sell:
U.S. Treasury 2-Year Notes	3	6/11	653,756	654,891	(1,135)
U.S. Treasury 10-Year Notes	85	6/11	10,038,724	10,118,984	(80,260)
U.S. Treasury 30-Year Bonds	44	6/11	5,259,576	5,295,125	(35,549)
					(116,944)
Net unrealized loss on open futures contracts					$(112,073)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s investments categorized by risk exposure at February 28, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$4,871	$(116,944)	$(112,073)

During the period ended February 28, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$3,650,762
Futures contracts (to sell)	11,791,871

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                               There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: April 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: April 25, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: April 25, 2011